EXHIBIT 4.1

PACIFICORP
(An Oregon Corporation)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(as successor to The Bank of New York Mellon)

As Trustee under PacifiCorp’s
Mortgage and Deed of Trust,
Dated as of January 9, 1989

_____________________

Twenty-Sixth Supplemental Indenture
Dated as of June 1, 2013

Supplemental to PacifiCorp’s Mortgage and Deed of Trust
Dated as of January 9, 1989

_____________________

This Instrument Grants a Security Interest by a Transmitting Utility

This Instrument Contains After‑Acquired Property Provisions

TWENTY-SIXTH SUPPLEMENTAL INDENTURE

THIS INDENTURE, dated as of the 1st day of June, 2013, made and entered into by and between PACIFICORP, a corporation of the State of Oregon, whose address is 825 NE Multnomah, Portland, Oregon 97232 (hereinafter sometimes called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Mellon), a national banking association whose address is 400 South Hope Street, Suite 400, Los Angeles, California 90071 (the “Trustee”), as Trustee under the Mortgage and Deed of Trust, dated as of January 9, 1989, as heretofore amended and supplemented (hereinafter called the “Mortgage”), is executed and delivered by the Company in accordance with the provisions of the Mortgage, this indenture (hereinafter called the “Twenty-Sixth Supplemental Indenture”) being supplemental thereto.

    WHEREAS, the Mortgage was or is to be recorded in the official records of the States of Arizona, California, Colorado, Idaho, Montana, New Mexico, Oregon, Utah, Washington and Wyoming and various counties within such states, which counties include or will include all counties in which this Twenty-Sixth Supplemental Indenture is to be recorded; and
WHEREAS, by the Mortgage the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

    WHEREAS, in addition to the property described in the Mortgage, the Company has acquired certain other property, rights and interests in property; and
WHEREAS, the Company has executed, delivered, recorded and filed supplemental indentures as follows:

Dated as of
________________
First	March 31, 1989
Second	December 29, 1989
Third	March 31, 1991
Fourth	December 31, 1991
Fifth	March 15, 1992
Sixth	July 31, 1992
Seventh	March 15, 1993
Eighth	November 1, 1993
Ninth	June 1, 1994
Tenth	August 1, 1994
Eleventh	December 1, 1995
Twelfth	September 1, 1996
Thirteenth	November 1, 1998
Fourteenth	November 15, 2001
Fifteenth	June 1, 2003
Sixteenth	September 1, 2003
Seventeenth	August 1, 2004
Eighteenth	June 1, 2005
Nineteenth	August 1, 2006
Twentieth	March 1, 2007
Twenty-First	October 1, 2007
Twenty-Second	July 1, 2008
Twenty-Third	January 1, 2009
Twenty-Fourth	May 1, 2011
Twenty-Fifth	January 1, 2012

and
WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, bonds entitled and designated First Mortgage and Collateral Trust Bonds or First Mortgage Bonds, as the case may be, of the series and in the principal amounts as follows:

	Series	Due Date	Aggregate Principal Amount Issued	Aggregate Principal Amount Outstanding [1]
First	10.45% Series due January 9, 1990	1/9/90	$500,000	$0
Second	Secured Medium-Term Notes, Series A	various	250,000,000	0
Third	Secured Medium-Term Notes, Series B	various	200,000,000	0
Fourth	Secured Medium-Term Notes, Series C	various	300,000,000	29,000,000
Fifth	Secured Medium-Term Notes, Series D	various	250,000,000	0
Sixth	C-U Series	various	250,432,000	31,534,000
Seventh	Secured Medium-Term Notes, Series E	various	500,000,000	155,000,000
Eighth	6 3/4% Series due April 1, 2005	4/1/2005	150,000,000	0
Ninth	Secured Medium-Term Notes, Series F	various	500,000,000	140,000,000
Tenth	E-L Series	various	71,200,000	0
Eleventh	Secured Medium-Term Notes, Series G	various	500,000,000	100,000,000
Twelfth	Series 1994-1 Bonds	various	216,470,000	175,815,000
Thirteenth	Adjustable Rate Replacement Series	2002	13,234,000	0
Fourteenth	9 3/8% Replacement Series due 1997	1997	50,000,000	0
Fifteenth	Bond Credit Series Bonds	various	498,589,753	0
Sixteenth	Secured Medium-Term Notes, Series H	various	500,000,000	0
Seventeenth	5.65% Series due 2006	11/1/06	200,000,000	0
Eighteenth	6.90% Series due November 15, 2011	11/15/11	500,000,000	0
Nineteenth	7.70% Series due November 15, 2031	11/15/31	300,000,000	300,000,000
Twentieth	Collateral Bonds, First 2003 Series	12/1/14	15,000,000	15,000,000
Twenty-First	Collateral Bonds, Second 2003 Series	12/1/16	8,500,000	8,500,000
Twenty-Second	Collateral Bonds, Third 2003 Series	1/1/14	17,000,000	17,000,000
Twenty-Third	Collateral Bonds, Fourth 2003 Series	1/1/16	45,000,000	45,000,000
Twenty-Fourth	Collateral Bonds, Fifth 2003 Series	11/1/25	5,300,000	5,300,000
Twenty-Fifth	Collateral Bonds, Sixth 2003 Series	11/1/25	22,000,000	22,000,000
Twenty-Sixth	4.30% Series due 2008	9/15/08	200,000,000	0
Twenty-Seventh	5.45% Series due 2013	9/15/13	200,000,000	200,000,000
Twenty-Eighth	4.95% Series due 2014	8/15/14	200,000,000	200,000,000
Twenty-Ninth	5.90% Series due 2034	8/15/34	200,000,000	200,000,000
Thirtieth	5.25% Series due 2035	6/15/35	300,000,000	300,000,000
Thirty-First	6.10% Series due 2036	8/1/36	350,000,000	350,000,000
Thirty-Second	5.75% Series due 2037	4/1/37	600,000,000	600,000,000
Thirty-Third	6.25% Series due 2037	10/15/37	600,000,000	600,000,000
Thirty-Fourth	5.65% Series due 2018	7/15/18	500,000,000	500,000,000
Thirty-Fifth	6.35% Series due 2038	7/15/38	300,000,000	300,000,000
Thirty-Sixth	5.50% Series due 2019	1/15/19	350,000,000	350,000,000
Thirty-Seventh	6.00% Series due 2039	1/15/39	650,000,000	650,000,000
Thirty-Eighth	3.85% Series due 2021	6/15/21	400,000,000	400,000,000
Thirty-Ninth	2.95% Series due 2022	2/1/22	450,000,000	450,000,000
Fortieth	4.10% Series due 2042	2/1/42	300,000,000	300,000,000
______________________________
1 Amount outstanding as of June 1, 2013.

and
WHEREAS, Section 2.03 of the Mortgage provides that the form or forms, terms and conditions of and other matters not inconsistent with the provisions of the Mortgage, in connection with each series of bonds (other than the First Series) issued thereunder, shall be established in or pursuant to one or more Resolutions and/or shall be established in one or more indentures supplemental to the Mortgage, prior to the initial issuance of bonds of such series; and
WHEREAS, Section 22.04 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations, restrictions or provisions for the benefit of any one or more series of bonds issued thereunder and provide that a breach thereof shall be equivalent to a Default under the Mortgage, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may (in lieu of establishment in or pursuant to a Resolution in accordance with Section 2.03 of the Mortgage) establish the forms, terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed by the Company; and
WHEREAS, the Company now desires to create a new series of bonds and (pursuant to the provisions of Section 22.04 of the Mortgage) to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it; and

WHEREAS, the execution and delivery by the Company of this Twenty-Sixth Supplemental Indenture, and the terms of the bonds of the Forty-First Series herein referred to, have been duly authorized by the Board of Directors in or pursuant to appropriate Resolutions;
Now, Therefore, This Indenture Witnesseth:
That PACIFICORP, an Oregon corporation, in consideration of the premises and of good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt and sufficiency whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of such bonds, and to confirm the Lien of the Mortgage on certain after-acquired property, hereby mortgages, pledges and grants a security interest in (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon), as Trustee, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all properties of the Company real, personal and mixed, owned by the Company as of the date of the Mortgage and acquired by the Company after the date of the Mortgage, subject to the provisions of Section 18.03 of the Mortgage, of any kind or nature (except any herein or in the Mortgage expressly excepted), now owned or, subject to the provisions of Section 18.03 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated (except such of such properties as are excluded by name or nature from the Lien hereof), including the properties described in Article IV hereof, and further including (without limitation) all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same; all power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, waterways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity and other forms of energy (whether now known or hereafter developed) by steam, water, sunlight, chemical processes and/or (without limitation) all other sources of power (whether now known or hereafter developed); all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto; all telephone, radio, television and other communications, image and data transmission systems, air-conditioning systems and equipment incidental thereto, water wheels, water works, water systems, steam and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, turbines, electric, gas and other machines, prime movers, regulators, meters, transformers, generators (including, but not limited to, engine-driven generators and turbogenerator units), motors, electrical, gas and mechanical appliances, conduits, cables, water, steam, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, towers, overhead conductors and devices, underground conduits, underground conductors and devices, wires, cables, tools, implements, apparatus, storage battery equipment and all other fixtures and personalty; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current and other forms of energy, gas, steam, water or communications, images and data for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith and (except as herein or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;
TOGETHER WITH all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 13.01 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;
IT IS HEREBY AGREED by the Company that, subject to the provisions of Section 18.03 of the Mortgage, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage expressly excepted, shall be and are as fully mortgaged and pledged hereby and as fully embraced within the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein or in the Mortgage and mortgaged hereby or thereby;
PROVIDED THAT the following are not and are not intended to be now or hereafter mortgaged or pledged hereunder, nor is a security interest therein hereby granted or intended to be granted, and the same are hereby expressly excepted from the Lien and operation of the Mortgage, namely: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business or for the purpose of repairing or replacing (in whole or part) any rolling stock, buses, motor coaches, automobiles or other vehicles or aircraft or boats, ships or other vessels, and any fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; rolling stock, buses, motor coaches, automobiles and other vehicles and all aircraft; boats, ships and other vessels; all crops (both growing and harvested), timber (both growing and harvested), minerals (both in place and severed), and mineral rights and royalties; (3) bills, notes and other instruments and accounts receivable, judgments, demands, general intangibles and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, water, steam, ice and other materials, forms of energy or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; (6) any natural gas wells or natural gas leases or natural gas transportation lines or other works or property used primarily and principally in the production of natural gas or its transportation, primarily for the purpose of sale to natural gas customers or to a natural gas distribution or pipeline company, up to the point of connection with any distribution system; (7) the Company’s franchise to be a corporation; (8) any interest (as lessee, owner or otherwise) in the Wyodak Facility, including, without limitation, any equipment, parts, improvements, substitutions, replacements or other property relating thereto; and (9) any property heretofore released pursuant to any provision of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver for the Trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XV of the Mortgage by reason of the occurrence of a Default;

AND PROVIDED FURTHER, that as to any property of the Company that, pursuant to the after-acquired property provisions thereof, hereafter becomes subject to the lien of a mortgage, deed of trust or similar indenture that may in accordance with the Mortgage hereafter become designated as a Class “A” Mortgage, the Lien hereof shall at all times be junior and subordinate to the lien of such Class “A” Mortgage;

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged and pledged, or in which a security interest has been granted by the Company as aforesaid, or intended so to be (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon), as Trustee, and its successors and assigns forever;

IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, this Twenty-Sixth Supplemental Indenture being supplemental to the Mortgage;
AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successor or successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.
The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

ARTICLE I

Forty-First Series of Bonds

SECTION 1.01. There shall be a series of bonds designated “2.95% Series due 2023” (herein sometimes referred to as the Forty-First Series), each of which shall also bear the descriptive title “First Mortgage Bond,” and the form thereof, which shall be established by or pursuant to a Resolution, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.
(I) Bonds of the Forty-First Series shall mature on June 1, 2023 and shall be issued as fully registered bonds in the minimum denomination of two thousand dollars and, at the option of the Company, any multiple or multiples of one thousand dollars in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof).
The Company reserves the right to establish, at any time, by or pursuant to a Resolution filed with the Trustee, a form of coupon bond, and or appurtenant coupons, for the Forty-First Series and to provide for exchangeability of such coupon bonds with the bonds of the Forty-First Series issued hereunder in fully registered form and to make all appropriate provisions for such purpose.
Bonds of the Forty-First Series need not be issued at the same time and such series may be reopened at any time, without notice to or the consent of any then-existing holder or holders of any bond of the Forty-First Series, for issuances of additional bonds of the Forty-First Series in an unlimited principal amount. Any such additional bonds will have the same interest rate, maturity and other terms as those initially issued, except for payment of interest accruing prior to the original issue date of such additional bonds and, if applicable, for the first interest payment date following such original issue date.
(II) Bonds of the Forty-First Series shall bear interest at the rate of two and ninety-five hundredths per centum (2.95%) per annum payable semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”). Bonds of the Forty-First Series shall be dated and shall accrue interest as provided in Section 2.06 of the Mortgage.
The initial Interest Payment Date is December 1, 2013. The amount of interest payable will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any date on which interest is payable on any bond of the Forty-First Series is not a Business Day, then payment of the interest payable on that date will be made on the next succeeding day which is a Business Day (and without any additional interest or other payment in respect of any delay), with the same force and effect as if made on such date.
Interest payable on any bond of the Forty-First Series and punctually paid or duly provided for on any Interest Payment Date for such bond will be paid to the person in whose name the bond is registered at the close of business on the Record Date (as hereinafter specified) for such bond next preceding such Interest Payment Date; provided, however, that interest payable at maturity or upon earlier redemption will be payable to the person to whom principal shall be payable. So long as the bonds of the Forty-First Series remain in book-entry only form, the “Record Date” for each Interest Payment Date shall be the close of business on the Business Day before the applicable Interest Payment Date. If the bonds of the Forty-First Series are not in book-entry only form, the Record Date for each Interest Payment Date shall be the close of business on the 15th calendar day of the month immediately preceding the month in which the applicable Interest Payment Date occurs (whether or not a Business Day).

“Business Day” means, for purposes of this Section (II), a day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to remain closed.
Any interest on any bond of the Forty-First Series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date for such bond (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered owner on the relevant Record Date for the payment of such interest solely by virtue of such owner having been such owner; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (i) or (ii) below:

(i)
The Company may elect to make payment of any Defaulted Interest on the bonds of the Forty-First Series to the persons in whose names such bonds are registered at the close of business on a Special Record Date (as hereinafter defined) for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall, at least 30 days prior to the proposed date of payment, notify the Trustee in writing (signed by an Authorized Financial Officer of the Company) of the amount of Defaulted Interest proposed to be paid on each bond of the Forty-First Series and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Mortgaged and Pledged Property. Thereupon, the Trustee shall fix a record date (herein referred to as a “Special Record Date”) for the payment of such Defaulted Interest which date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each registered owner of a bond of the Forty-First Series at his, her or its address as it appears in the bond register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the bonds of the Forty-First Series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subsection (ii).

(ii)
The Company may make payment of any Defaulted Interest on the bonds of the Forty-First Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each bond of the Forty-First Series delivered under the Mortgage upon transfer of or in exchange for or in lieu of any other bond shall carry all rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.
(III) The principal of and interest and premium, if any, on each bond of the Forty-First Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts or in such other currency or currency unit as shall be determined by or in accordance with the Resolution filed with the Trustee.
(IV) Bonds of the Forty-First Series shall not be redeemable prior to maturity at the option of any holder or holders of such bonds. Bonds of the Forty-First Series shall be redeemable in whole or in part and at any time prior to maturity at the option of the Company. Prior to March 1, 2023, the redemption price shall include accrued and unpaid interest to the redemption date on the bonds to be redeemed, plus the greater of (a) one hundred per centum (100%) of the principal amount of bonds then Outstanding to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 15 basis points, as calculated by an Independent Investment Banker. At any time on or after March 1, 2023, the redemption price shall include accrued and unpaid interest to the redemption date on the bonds to be redeemed, plus one hundred percent (100%) of the principal amount of bonds then Outstanding to be redeemed. The Company shall give the Trustee notice of the redemption price referred to in the second preceding sentence immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation. If the Company elects to partially redeem the bonds of the Forty-First Series, the Trustee shall select in a fair and appropriate manner the bonds of the Forty-First Series to be redeemed.
    “Adjusted Treasury Rate” means, with respect to any redemption date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the redemption date.
“Business Day” means, for purposes of this Section (IV), a day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to remain closed.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of the Forty-First Series to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds (the “Remaining Life”).
“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company and its successors, or if that firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
“Reference Treasury Dealer” means: (a) each of RBS Securities Inc., Scotia Capital (USA) Inc. and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and their respective affiliates or successors; provided that, if one of these parties ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
(V) Each bond of the Forty-First Series may have such other terms as are not inconsistent with Section 2.03 of the Mortgage, and as may be determined by or in accordance with a Resolution filed with the Trustee.
(VI) At the option of the registered owner, any bonds of the Forty-First Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series and same terms of other authorized denominations.
(VII) Bonds of the Forty-First Series shall be transferable, subject to any restrictions thereon set forth in any such bond of the Forty-First Series, upon the surrender thereof for cancellation, together with a written instrument of transfer, if required by the Company, duly executed by the registered owner or by his, her or its duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York. Upon any transfer or exchange of bonds of the Forty-First Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other government charge, as provided in Section 2.08 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Forty-First Series.
(VIII) After the execution and delivery of this Twenty-Sixth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and this Twenty-Sixth Supplemental Indenture, it is contemplated that there shall be issued bonds of the Forty-First Series in an initial aggregate principal amount of Three Hundred Million Dollars (U.S. $300,000,000).

ARTICLE II

The Company Reserves the Right to Amend Provisions

Regarding Properties Excepted from Lien of Mortgage

SECTION 2.01. The Company reserves the right, without any consent or other action by holders of bonds of the Ninth Series, or any other series of bonds subsequently created under the Mortgage (including the bonds of the Forty-First Series), to make such amendments to the Mortgage, as heretofore amended and supplemented, as shall be necessary in order to amend the first proviso to the granting clause of the Mortgage, which proviso sets forth the properties excepted from the Lien of the Mortgage, to add a new exception (10) which shall read as follows:
“(10) allowances allocated to steam-electric generating plants owned by the Company or in which the Company has interests, pursuant to Title IV of the Clean Air Act Amendments of 1990, Pub. L. 101-549, Nov. 15, 1990, 104 Stat. 2399, 42 USC 7651, et seq., as now in effect or as hereafter supplemented or amended.”
ARTICLE III

Miscellaneous Provisions

SECTION 3.01. The right, if any, of the Company to assert the defense of usury against a holder or holders of bonds of the Forty-First Series or any subsequent series shall be determined only under the laws of the State of New York.

SECTION 3.02. The terms defined in the Mortgage shall, for all purposes of this Twenty-Sixth Supplemental Indenture, have the meanings specified in the Mortgage. The terms defined in Article I of this Twenty-Sixth Supplemental Indenture shall, for purposes of such Article, have the meanings specified in Article I of this Twenty-Sixth Supplemental Indenture.

SECTION 3.03. The Trustee hereby accepts the trusts hereby declared, provided, created or supplemented, and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as hereby supplemented, set forth, including the following:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XIX of the Mortgage shall apply to and form part of this Twenty-Sixth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twenty-Sixth Supplemental Indenture.

SECTION 3.04. Whenever in this Twenty-Sixth Supplemental Indenture either of the Company or the Trustee is named or referred to, this shall, subject to the provisions of Articles XVIII and XIX of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Twenty-Sixth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 3.05. Nothing in this Twenty-Sixth Supplemental Indenture, expressed or implied, is intended, or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons outstanding under the Mortgage, any right, remedy or claim under or by reason of this Twenty-Sixth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Twenty-Sixth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons outstanding under the Mortgage.
SECTION 3.06. This Twenty-Sixth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

ARTICLE IV

Specific Description of Property

The properties of the Company, owned as of the date hereof, and used (or held for future development and use) in connection with the Company’s electric utility systems, or for other purposes, and not previously described under the Mortgage, are as follows:

Bar Nunn Substation
Internal Parcel N0: WYNA-0066
County: Natrona
State: Wyoming
Affecting County Tax ID No: 34790710001000
Acre: 5

A PARCEL LOCATED IN AND BEING A PORTION OF THE SE¼NW¼, SECTION 7, TOWNSHIP 34 NORTH, RANGE 79 WEST OF THE 6TH P.M., NATRONA COUNTY, WYOMING, BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID PARCEL AND A POINT 50 FEET NORTHERLY AND PERPENDICULAR TO THE SOUTHERLY LINE OF SAID SE¼NW¼, SECTION 7, AND FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SE¼NW¼, SECTION 7, BEARS S.86°02'30"W., 768.66 FEET; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL, N.0°37'39'W., 466.70 FEET TO THE NORTHWESTERLY CORNER OF SAID PARCEL; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL, N.89°46'12"E., 466.70 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL, S.0°37’39"E., 466.70 FEET TO THE SOUTHEASTERLY CORNER OF SAID PARCEL AND A POINT 50 FEET NORTHERLY AND PERPENDICULAR TO THE SOUTHERLY LINE OF SAID SE¼NW¼, SECTION 7; THENCE ALONG THE SOUTHERLY LINE OF SAID PARCEL 50 FEET NORTHERLY, PERPENDICULAR AND PARALLEL WITH THE SOUTHERLY LINE OF SAID SE¼NW¼, SECTION 7, S.89°46'12"W., 466.70 FEET TO THE POINT OF BEGINNING.

CONTAINS 5 ACRES, MORE OR LESS

Standpipe Substation
Internal Parcel No: WYCY-0019
County: Carbon
State: Wyoming
Affecting County Tax ID No: 20010607
Acre: 39.96

THE BASIS OF BEARING FOR THIS DESCRIPTION IS SOUTH 89°18'15" WEST FROM THE FOUND 3" BRASS CAP ON 2-½" PIPE STAMPED ''RJS 398 1979" REPRESENTING THE NORTHEAST CORNER OF SECTION 29, TOWNSHIP 22 NORTH, RANGE 81 WEST, 6TH PRINCIPAL MERIDIAN TO THE FOUND 3" BRASS CAP ON 2-½" PIPE STAMPED ''RJS 398 1979" REPRESENTING THE NORTH QUARTER CORNER OF SAID SECTION 29.

BEGINNING AT A POINT SOUTH 89°18'15" WEST ALONG THE SECTION LINE, 754.82 FEET AND SOUTH 00°41'45" EAST 353.60 FEET FROM THE FOUND 3" BRASS CAP ON 2-½" PIPE STAMPED "RJS 398 1979" REPRESENTING

THE NORTHEAST CORNER OF SECTION 29, TOWNSHIP 22 NORTH. RANGE 81 WEST, 6TH PRINCIPAL MERIDIAN AND RUNNING THENCE SOUTH 48°03'26" EAST 1400.00 FEET; THENCE SOUTH 41°56'34" WEST 1243.19 FEET FROM THE NORTHERLY RIGHT OF WAY LINE OF STATE HIGHWAY 72; THENCE NORTH 48°03'26" WEST, ALONG SAID RIGHT OF WAY 1400.00 FEET; THENCE NORTH 41 °56'34" EAST 1243.19 FEET TO THE POINT OF BEGINNING.

CONTAINS 39.96 ACRES MORE OR LESS

Sunbeam Substation
Internal Parcel No: IDPO-0002
County: Power
State: Idaho
Affected Parcel No: RPD1402-01
Acre: 12.83

A tract of land in the SE¼SE¼ of Section 18, Township 8 South, Range 32 East of the Boise Meridian, Power County, Idaho, described as follows;

Beginning at a point which bears N 88°03'03" E, 4973.65 feet from the Southwest comer of said Section 18 and N 55°17'22" W, 373.40 feet from the Southeast comer of said Section 18, said Point of Beginning being marked with a ½" rebar and plastic cap stamped PLS 843;

Thence, N 59°31' 16" W, 1010.06 feet to a ½" rebar and plastic cap stamped PLS 843;

Thence, N 30°43'39" E, 513.85 feet to a ½” rebar and plastic cap stamped PLS 843;

Thence, N 84 °40'25" E, 281.90 feet to a point in the centerline of Garden Road;

Thence along said centerline, from a tangent bearing of S 16°07' 12" E, along a curve to the left, having a radius of 400.00 feet, through a central angle of 47°17'11", for an arc length of 330.12 feet with a chord bearing and distance of S 39°45'48" E, 320.83 feet;

Thence, S 63°24'23" E, continuing along said centerline, 287.42 feet;

Thence, S 69°01 '35" E, continuing along said centerline, 56.08 feet;

Thence, S 30°29'01" W, leaving said centerline, 290.35 feet to a ½” rebar and plastic stamped PLS 843;

Thence, S 59°25'00" E, 134.08 feet to a ½” rebar and plastic cap stamped PLS 843;

Thence, S 30°16'07" W, 308.45 feet to the POINT OF BEGINNING, said tract containing 12.83 acres more or less

Old Mill Substation
Internal Parcel No: UTSL-0859
County: Salt Lake
State: Utah
Affected Parcel No: 22-23-327-001
Acre: 5.82

The Basis Of Bearing For This Survey Is North 89°31'25" West From The Found Monument Marking The South Quarter Corner To The Found Monument Marking The Southwest Corner Of Section 23, T2S, R1 E, S. L. B. & M.

Beginning At A Point S 00°50'17" W, Along The Section Line, 885.00 Feet From The Center Of Section 23, Township 2 South, Range 1 East, Salt Lake Base And Meridian And Running Thence S 00°50'17" W, Along The Section Line, 675.53 Feet To The North Line Of The Pine Mountain Subdivision Recorded In Book 76 At Page 194 Of The Official Records Of The Salt Lake County Recorders Office; Thence N 55°33'43" W, Along Said North Line Of Pine Mountain Subdivision, 627.47 Feet To The East Line Of 3000 East Street; Thence Along Said East Line Of 3000 East Street The Following Three

(3) Courses: (1) N 04°19'25" E 244.88 Feet; (2) S 89°31'25" E 40.00 Feet; (3) N 06°02'50" E 75.00 Feet; Thence N 89°43'44" East 461.02 Feet To The Section Line And The Point Of Beginning. Contains 5.82 Acres More Or Less.

Nibley Substation
Internal Parcel No: UTCA-0427
County: Cache
State: Utah
Affected Parcel No: 03-037-0025
Acre: 0.193

A parcel of land situate in the Southwest Quarter of Section 23, Township 11 North, Range 1 East, Salt Lake Base and Meridian, Cache County, Utah. The boundaries of said parcel are described as follows, to wit:

Beginning at a point on the easterly right of way line of Canyon Road and the south line of Millville City, parcel #03~037-0025, which is 772.38 feet S.89°30'00"W along the section line and 165.54 feet N 10°33'00"W and 22.16 feet N.89°30'00"E from the South Quarter Comer of said Section 23 and running thence N.l0°23 '58"W 30.11 feet along said easterly right of way line; thence N.89°30'00"E 283.83 feet to the east line of said Millville parcel; thence S.09°50'08"E 30.06 feet to the southeast corner of Millville City's said parcel; thence S.89°30'00"W 286.24 feet along said south line of Millville City to the point of beginning. The above-described parcel contains 8414 square feet or 0.193 acre, more or less.

Thornley, West Point 138kV Power line
Internal Parcel No: UTDV-0204
County: Davis
State: Utah
Affected County Tax ID No: 12-040-0057
Acre: 4.358

A parcel of land situate in the Southeast Quarter of Section 5, Township 4 North, Range 2 West, Salt Lake Base and Meridian, Davis County, Utah. The boundaries of said parcel are described as follows:

Beginning at a point 332.25 feet South 89°27'50" East along the Quarter Section line, from the Center of said Section 5, and running thence South 0°26'22" West 1100.63 feet to the Southeast corner of Schneiter's Riverside Golf property as recorded as instrument #1183665, in Book 1883, Pages 9 through 11 in the Davis County Recorder's Office; thence South 0°26'22" West 50.00 feet; thence South 89°27'50" East 165.00 feet; thence North 0°26'22" East 1150.63 feet to the said Quarter Section line; thence along said Section line North 89°27'50" West 165.00 feet to the point of beginning.

Containing 4.358 acres more or less

Farmington Substation
Internal Parcel No: UTDV-0206
County: Davis
State: Utah
Affected County Tax ID No: 07-028-0003, 07-025-0031, 07-025-0031-0032

A parcel of land situate in the Northwest Quarter of Section 19, Township 3 North, Range 1 East, Salt Lake Base and Meridian, Davis County, Utah. The boundaries of said parcel are described as follows, to wit:

Beginning at a point on the East line of the Farmington Substation which is 710.51 feet N.00°03'12"E along the Section line and 253.46 feet S.89°56'48"E from the West Quarter Comer of said section 19 and running thence East 97.50 feet; thence South 25.00 feet to the North line of said Farmington Substation; thence West 97.50 feet along said North line of Farmington Substation to the East line of said Farmington Substation; thence North 25.00 feet along said East line of Farmington Substation to the Point of Beginning.

The above-described parcel contains 2,438 square feet or 0.056 acres, more or less.

(Relocated) Terminal – Oquirrh Transmission Corridor
Internal Parcel No: UTSL-0860

County: Salt Lake
State: Utah
Affecting County Tax ID No: 20-02-433-008, 20-02-433-007, 20-02-433-006
Acre: 0.551

A tract of land which is all of Lots 301, 302, and 303, Cape Cod Estates Phase 3, a subdivision recorded as Entry No. 5918454 in Book 94-9 at Page 273 in the Office of the Salt Lake County Recorder, in the NE¼SE¼ and the NW¼SE¼ of Section 2, T. 2 S., R 2 W., S.L.B. & M, in Salt Lake County, Utah.

All of Lots 301, 302, and 303, Cape Cod Estates Phase 3, Subdivision, according to the official plat thereof: as recorded in the office of the Salt Lake County Recorder.

The combined areas from the above described tracts contain 24,004 square ft. in area or 0.551 acre, more or less.

(Relocated) Terminal – Oquirrh Transmission Corridor
Internal Parcel No: UTSL-0860
County: Salt Lake
State: Utah
Affecting County Tax ID No: 20-02-426-004, 20-02-433-001, 20-02-433-002, 20-02-433-003, 20-02-433-004, 20-02-433-005
Acre: 1.103

A tract of land which is all of Lots 207 through 212, Cape Cod Estates Phase 2, a subdivision recorded as Entry No. 5616263 in Book 93-9 at Page 269 in the Office of the Salt Lake County Recorder, in the NE¼SE¼ and the NW¼SE¼ of Section 2, T. 2 S., R. 2 W., S.L.B. & M., in Salt Lake County, Utah.

The combined areas from the above described tracts contain 48,032 square ft. in area or 1.103 acres, more or less.

(Relocated) Terminal – Oqhirrh Transmission Corridor
Internal Parcel No: UTSL-0860
County: Salt Lake
State: Utah
Affecting County Tax ID No: 14-34-477-001
Acre: 4.941

A tract of land situate in the SW¼SE¼, SE¼SE¼, NW¼SE¼, NE¼SE¼ of Section 35, T. 1 S., R. 2 W., S.L.B. & M. The boundaries of said tract of land are described as follows:

Beginning at the intersection of the easterly boundary line of said entire tract and the northerly boundary line of the Utah and Salt Lake Canal, said intersection is 1205.06 ft. N. 89°46'56" W. along the section line and 151.94 ft. N. 00°13'04" E. from the Southeast comer of said Section 35; and running thence along the northerly boundary line of said canal the following two (2) courses and distances: (1) N. 57°17'09" W. 204.11 ft.; thence (2) N. 72°44'09" W. 40.64 ft. to the westerly boundary line of said entire tract; thence N. 00°19'04" E. 1083.82 ft. to the northwest comer of said entire tract; thence N. 76°31'23" E. 167.54 ft. along the northerly boundary line of said entire tract; thence· S. 07°18'48" W. 62.50. ft.; thence S. 00°06'36" W. 469.97 ft.; thence S. 89°46'56" E. 50.57 ft. to the easterly boundary line of said entire tract; thence S. 00°00'31" W. 713.07 ft. along said easterly boundary line to the point of beginning. The above described tract of land contains 215,216 square ft. in area or 4.941 acres, more or less.

(Relocated) Terminal – Oquirrh Transmission Corridor
Internal Parcel No: UTSL-0860
County: Salt Lake
State: Utah
Affecting County Tax ID No: 14-35-405-030, 14-35-405-028, 14-35-405-029, 14-35-405-026, 14-35-405-027, 14-35-405-024, 14-35-405-025, 14-35-426-003, 14-35-405-023, 14-35-426-002, 14-35-405-022, 14-35-427-009, 14-35-426-001, 14-35-427-007, 14-35-427-010, 14-35-427-005, 14-35-427-008, 14-35-427-002, 14-35-427-006, 14-35-427-003, 14-35-427-004, 14-35-427-001
Acre: 3.627

A tract of land which is a portion of Lots 113 through 115, in Larsen Estates, Phase 3, a subdivision recorded as Entry No. 2900210 in Book 77-1 at page 12, in the Office of the Salt Lake County Recorder, in the NE¼SE¼ of Section 35, T. 1 S., R. 2 W., S.L.B. & M. The boundaries of said tract of land are described as follows:

Beginning at the southeast corner of said Lot 113 which is the intersection of the northerly right of way line of Cilma Drive and the easterly boundary line of said subdivision; and running thence N. 89°47'58" W. 89.22 ft. along said northerly right of way line to the easterly right of way line and non-access line of a highway known as Project No. MP-0182(6); thence along said easterly right of way line and non-access line the following two (2) courses and distances: (1) N. 07°38'05" E. 242.83 ft.; thence (2) East 56.52 ft. to the easterly boundary line of said subdivision; thence S. 00°06'13" E. 240.99 ft. along said easterly boundary line to the point of beginning. The above described tract of land contains 17,552 square ft. or 0.403 acres in area, more or less.

TOGETHER WITH:

A tract of land which is a portion of Lots 94 through 102 and 103 through 106, and all of Lots 107 through 112, and a portion of Bills Drive (vacated), in Larsen Estates, Phase 3, a subdivision recorded as Entry No. 2900210 in Book 77-1 at page 12, in the Office of the Salt Lake County Recorder, in the NW¼SE¼ and the NE¼SE¼ of Section 35, T. 1 S., R. 2 W., S.L.B. & M.
The boundaries of said tract of land are described as follows:

Beginning at the northeast corner of said Lot 112 which is the intersection of the southerly right of way line of Cilma Drive and the easterly boundary line of said subdivision; and running thence S. 00°06'13" E. 607.49 ft. along said easterly boundary line; thence S. 07°18'48" W. 296.57 ft. to the southerly boundary line of said subdivision; thence S. 76°31'23" W. 189.41 ft. along said southerly boundary line to the easterly right of way line and non-access line of a highway known as Project No. MP-0182(6); thence along said easterly right of way line and non-access line the following two (2) courses and distances: (1) N. 07°20'33" E. 650.20 ft.; thence (2) N. 07°38'05" E. 303.96 ft. to the southerly right of way line extended of said Cilma Drive; thence S. 89°47'58" E. 97.37 ft. along said southerly right of way line to the point of beginning. The above described parcel of land contains 140,446 square ft. in area or 3.224 acres, more or less.

The combined areas from the above described tracts of land contain 157,998 square ft. on area or 3.627 acres, more or less.

(Relocated) Terminal – Oquirrh Transmission Corridor
Internal Parcel No: UTSL-0860
County: Salt Lake
State: Utah
Affecting County Tax ID No: 14-35-427-012
Acre: 0.628

A tract of land situate in the NE¼SE¼ of Section 35, T. 1 S., R. 2 W., S.L.B. & M. The boundaries of said tract of land are described as follows:

Beginning at the intersection of the northerly line of Cilma Drive and the westerly boundary line of said tract of land, which intersection is which point is 1213.16 ft. N. 89°46'56" W. along the section line and 1406.31 ft. N. 00°13'04" E. and 952.48 ft. N. 00°06'13" W. from the Southeast Comer of said Section 35; and running thence N. 00°06'13" W. 240.99 ft. along said westerly boundary line to the easterly right of way line and non-access line of a highway known as Project No. MP-0182(6); thence along said right of way line and non-access line the following two (2) courses and distances: (1) N. 00°06'13" W. 37.88 ft. to the northwest comer of said tract of land; thence (2) S. 89°47'58" E. 100.99 ft. to the westerly line of 5770 West Street extended; thence S. 00°09'18" E. 165.80 ft. along said westerly line; thence S. 07°16'04" W. 113.86 ft. to said northerly line of Cilma Drive at the beginning of a 16.00-foot radius non-tangent curve to the right; thence along said northerly line the following two (2) courses and distances: (1) Westerly 1.52 ft. along the arc of said curve (Note: Chord to said curve bears S. 87°28'20" W. for a distance of 1.52 ft.); thence (2) N. 89°47'59" W. 85.01 ft. to the point of beginning. The above described parcel of land contains 27,365 square ft. in area or 0.628 acre, more or less.

(Relocated) Terminal – Oquirrh Transmission Corridor
Internal Parcel No: UTSL-0860
County: Salt Lake

State: Utah
Affecting County Tax ID No: 14-35-427-012
Acre: 0.550

A tract of land situate in the NE¼SE¼ of Section 35, T. 1 S., R. 2 W., S.L.B. & M. The boundaries of said tract of land are described as follows:

Beginning at a point in the westerly boundary line of said tract of land, which point is 1213.16 ft. N. 89°46'56" W. along the section line and 1406.31 ft. N. 00°13'04" E. and 284.99 ft. N. 00°06'13" W. from the Southeast Corner of said Section 35; and running thence N. 00°06'13" W. 607.49 ft. along said westerly boundary line to the southerly line of Cilma Drive; thence S. 89°47'59" E. 78.77 ft. along said southerly line; thence S. 07°16'04" W. 326.02 ft.; thence S. 07°18'48" W. 286.14 ft. to the point of beginning. The above described tract of land contains 23,963 square ft. in area or 0.550 acre, more or less.

Sigurd - Red Butte Transmission Line
Internal Parcel No: UTIR-0057
County: Iron
State: Utah
Affecting County Parcel No: E-0022-0002
Acre: 329.25

LOTS 2, 3 AND 4 AND THE EAST HALF OF THE WEST HALF OF SECTION 31, TOWNSHIP 31 SOUTH, RANGE 12 WEST, SALT LAKE BASE AND MERIDIAN

Tipple Communication Site
Internal Parcel No: WYCY-5003
County: Carbon
State: Wyoming
Affected County Parcel No: 20011192
Acre: 1

A parcel of land situate in the North Half of the Southeast Quarter (N 1/2 of SE 1/4) of Section Five (5) Township Twenty-two (22) North, Range Eighty-one (81) West of the Sixth Principal Meridian, Carbon County, Wyoming, being more particularly described as follows:

Beginning at a point from which the east quartet of Section Five (5), Township Twenty-two (22) North, Range Eighty-one (81) West bears North 82° 26' 40" East, a distance of 1,170.51 feet; thence South 0°20' West, a distance of 208.78 feet to a point; thence North 89°40' West, a distance of 208.78 feet to a point; thence North 0°20' East, a distance of 208.78 feet to a point; thence south 89°40' East, a distance 208.78 feet to the point of beginning, containing an area of one (I) acre, more or less.

Together with a PERPETUAL EASEMENT for the construction, maintenance, operation, repair, renewal and reconstruction of a roadway suitable for vehicular traffic between the above described parcel of land and the east boundary of said Section Five (5), said easement to be upon, along and over the surface of the following described land in the County of Carbon, State of Wyoming, to wit:

A strip of land thirty-three (33) feet in width situate in the Southeast Quarter (SE 1/4) of Section five (5), Township twenty-two (22) North, Range eighty-one (81) West of the Sixth Principal Meridian, being sixteen and five-tenths (16.5) feet in width at right angles on each side of the following described center line:

Beginning at a point on the south boundary of the above described parcel of land, which point is South eighty-nine degrees forty minutes East (S89°40’E) a distance of 46 feet from the southwest comer of said parcel of land; thence South thirty-one degrees twelve minutes East (S31°12'E) a distance of 603.2 feet; thence South seventy-six degrees three minutes East (S76°3'E) a distance of 293.6 feet; thence South forty-three degrees thirty-four minutes East (S43°34'E) a distance of 517.4 feet; thence South five degrees twenty-five minutes West (S05°25'W) a distance of 199.1 feet; thence South eleven degrees twenty-two minutes East (S11°22'E) a distance of 230.8 feet; thence South forty-six degrees twenty-eight minutes East (S46°28'E) a distance of 456.2 feet to a point on the east boundary of the Southeast Quarter (SEI/4 of said Section (5), which point is south zero degrees twenty-one minutes thirty seconds West (S0°2l'30”W) a distance of 2062.3 feet from the said east one-quarter of said Section Five (5);

Together with the right of ingress and egress to, from and upon the strip of land last above described for the purpose of exercising the rights herein granted.

Together with that certain reservation of exclusive, perpetual easement and right-of-way for the purpose of installing, operating, maintaining, repairing, removing and replacing underground telecommunications cables and conduits, as contained in Deed dated May 31, 2000 from AT&T Corp., a New York corporation to American Tower Management, Inc., a Delaware corporation, recorded July 6, 2000 in book 989 Page 3, Carbon County, Wyoming.

Being the same property described in that Certain Quitclaim Deed, dated May 31, 2000 by AT&T Corp., a New York corporation and American Tower Management, Inc. a Delaware corporation recorded July 6, 2000, in Book 989 Page 3, Carbon County Wyoming.

EXCEPTING therefrom all oil, gas and mineral rights in or under the above described tract as reserved in that certain Warranty Deed from Union Pacific Railroad Company to American Telephone and Telegraph Company, dated September 5, 1951, recorded October 25, 1952, in Book 310 at Page 522, Carbon County, Wyoming.

Sego Canyon
Internal Parcel No: UTGR-0011
County: Grand
State: Utah
Affected County Tax ID No: 07-021-0118, 07-021-0110, 07-021-0126
Acre: 17.54

BEGINNING AT THE NW CORNER SE1/4NW1/4 OF SECTION 21, T21S, R20E, SLBM, AND PROCEEDING THENCE WITH THE 1/16 LINE N 89 DEG. 55'49" E 1086.32 FT. TO A CORNER, THENCE S 8 DEG. 35'00" W 94.75 FT. TO A CORNER ON THE NORTH LINE OF THE THOMPSON TOWNSITE, THENCE WITH SAID LINE 81 DEG. 24' W 33.0 FT. TO THE NW CORNER OF THE THOMPSON TOWNSITE, THENCE WITH THE WEST LINE OF THE THOMPSON TOWNSITE S 8 DEG. 35'00" W 212.00 FT. TO A POINT NOT SET, THENCE N 81 DEG. 08'00" W 340.00 FT. TO A CORNER NOT SET, THENCE S 8 DEG. 52'00" W 107.00 FT. TO A POINT NOT SET, THENCE N 81 DEG. 08'00" W 38.16 FT. TO A CORNER NOT SET; THENCE S 8 DEG. 36'32" W 525.86 FT. TO A CORNER ON THE NORTHERLY R.O.W. OF THE D&RGWRR, THENCE WITH SAID R.O.W. N 81 DEG. 23'28" W 544.58 FT. TO A CORNER ON THE WEST LINE SE1/4NW1/4 OF SAID SECTION 21, THENCE WITH SAID LINE THENCE N 0 DEG. 02'41" W 782.92 FT. TO THE POINT OF BEGINNING.

EXCEPTING therefrom all oil, gas, and other minerals, including all rights appurtenant thereto.

COMMENCING AT THE CENTER OF SECTION 21, T21S, R20E, SLBM; THENCE N 00 DEG. 02' W ALONG THE NORTH-SOUTH CENTERLINE OF SAID SECTION 21, 383FT., MORE OR LESS TO A POINT 155FT. NORTHERLY AS MEASURED AT RIGHT ANGLES FORM THE CENTERLINE OF THE MAINLINE TRACK OF THE DENVER AND RIO GRANDE WESTERN RAILROAD COMPANY; THENCE N 81 DEG. 24' W 340 FT., MORE OR LESS PARALLEL WITH AND 155 FT. FROM SAID MAINLINE TRACK CENTERLINE TO THE POINT OF BEGINNING; THENCE N 81 DEG. 24' W 445 FT; THENCE N 08 DEG. 36' E 345FT; THENCE S 81 DEG. 24' E 445FT.; THENCE S 08 DEG. 36' W 345 FT. TO THE POINT OF BEGINNING.

LESS THAT PORTION OF PARCEL 3 LOCATED WITHIN PARCEL 2: BEGINNING AT A CORNER WHICH BEARS N 0 DEG. 03'00" W ALONG THE CENTER 1/4 LINE A DISTANCE OF 394.46 FT., THENCE N 81 DEG. 23'28" W 340.0 FT. FROM THE COMPUTED POSITION FOR CENTER 1/4 SECTION 21, T21S, R20E, S.L.M. (SAID POINT OF BEGINNING IS 155.0 FT. PERPENDICULARLY DISTANT FROM THE CENTERLINE OF THE MAIN TRACK OF THE D.&R.G.W.R.R.), PROCEEDING THENCE WITH A LINE PARALLEL AND 155.0 FT ADJACENT ON THE NORTH SIDE TO THE CENTERLINE OF THE MAIN TRACK OF THE D.&R.G.W.R.R., N 81 DEG. 23.'28" W 445.0 FT. TO A CORNER, THENCE N 8 DEG. 36'32" E 60.0·FT. TO A CORNER, THENCE S 81 DEG. 23'28" E 445.0 FT. TO A CORNER, THENCE S 8 DEG. 36'32” W 60.0 FT TO THE POINT OF BEGINNING.

BEGINNING AT A CORNER WHICH BEARS N 0 DEG. 03'00" W ALONG THE CENTER 1/4 LINE A DISTANCE OF 394.46FT., THENCE N 81 DEG.23'28" W 340.0 FT. FROM THE COMPUTED POSITION FOR CENTER 1/4 SECTION 21, T21S, R20E, S.L.M. (SAID POINT OF BEGINNING IS 155.0 FT. PERPENDICULARLY DISTANT FROM THE CENTERLINE OF THE MAIN TRACK OF THE D.&R.G.W.R.R.), PROCEEDING THENCE WITH A LINE PARALLEL AND 155.0 FT ADJACENT ON THE NORTH SIDE TO THE CENTERLINE OF THE MAIN TRACK OF THE D.&R.G.W.R.R., N 81 DEG. 23'28" W 445.0 FT. TO A CORNER, THENCE N 8 DEG. 36'32" E 60.0 FT. TO A CORNER, THENCE S 81 DEG. 23'28" E 445.0 FT. TO A CORNER, THENCE S 8 DEG. 36'32" W 60.0 FT. TO THE POINT OF BEGINNING.

Oquirrh – Terminal (Revised Legal Description)
Internal Parcel No: UTSL-0025, UTSL-0854
County: Salt Lake
State: Utah
Affecting County Parcel No: 20-26-200-018, 20-26-400-006, 20-26-400-007, 20-26-400-008, 20-26-400-009
Acre: 2.429

PARCEL 1:

A PART OF THE SOUTHEAST QUARTER OF SECTION 26, TOWNSHIP 2 SOUTH, RANGE 2 WEST OF THE SALT LAKE BASE AND MERIDIAN.

BEGINNING AT A POINT ON THE NORTH BOUNDARY LINE OF THE CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC RECORDED AS ENTRY NO. 10518918 IN BOOK 9642 AT PAGE 2702 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER BEING A POINT ON THE WEST LINE OF THE U.P.&L. 160’ WIDE EASEMENT RECORDED AS ENTRY NO. 3683416 IN BOOK 5382 AT PAGE 909 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER LOCATED SOUTH 89°59128" WEST (STATE PLANE UTAH CENTRAL GRID BEARING) 1667.88 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER FEET FROM THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER; RUNNING THENCE SOUTH 00°20'05" WEST 928.77 FEET (924 FEET BY RECORD) PARALLEL TO AND ALONG WEST LINE OF SAID U.P.&L. EASEMENT TO THE SOUTH BOUNDARY LINE OF SAID CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC PROPERTY; THENCE NORTH 89°57'06" WEST 79.13 FEET ALONG SAID SOUTH BOUNDARY LINE TO THE SOUTHWEST CORNER OF SAID PROPERTY; THENCE NORTH 00°28'02" WEST 928.71 FEET (WEST 924 FEET BY RECORD) TO THE NORTHWEST CORNER OF SAID PROPERTY; THENCE NORTH 89°59'28" EAST 92.13 FEET ALONG SAID NORTH BOUNDARY LINE TO THE POINT OF BEGINNING.

SIDWELL NO. part of: 20-26-400-006

PARCEL2:

A PART OF THE SOUTHEAST QUARTER OF SECTION 26, TOWNSHIP 2 SOUTH, RANGE 2 WEST OF THE SALT LAKE BASE AND MERIDIAN.

BEGINNING AT A POINT ON THE NORTH BOUNDARY LINE OF THE CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC RECORDED AS ENTRY NO. 10518918 IN BOOK 9642 AT PAGE 2702 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER BEING A POINT ON THE WEST LINE OF THE U.P.&L. 160' WIDE EASEMENT RECORDED AS ENTRY NO. 3683416 IN BOOK 5382 AT PAGE 909 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER LOCATED SOUTH 89°59'28" WEST (STATE PLANE UTAH CENTRAL GRID BEARING) 1667.88 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND SOUTH 00°20'05" WEST 928.77 FEET FROM THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER; RUNNING THENCE SOUTH 00°20'05" WEST 148.76 FEET (148 FEET BY RECORD) PARALLEL TO AND ALONG WEST LINE OF SAID U.P.&L. EASEMENT TO THE SOUTH BOUNDARY LINE OF SAID CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC PROPERTY; THENCE NORTH 89°56'32'' WEST 77.05 FEET ALONG SAID SOUTH BOUNDARY LINE TO THE SOUTHWEST CORNER OF SAID PROPERTY; THENCE NORTH 00°28'02" WEST 148.75 FEET (WEST 148 FEET BY RECORD) TO THE NORTHWEST CORNER OF SAID PROPERTY; THENCE SOUTH 89°57'06" EAST 79.13 FEET ALONG SAID NORTH BOUNDARY LINE TO THE POINT OF BEGINNING.

SIDWELL NO. part of: 20-26-400-007

PARCEL 3:

A PART OF THE SOUTHEAST QUARTER OF SECTION 26, TOWNSHIP 2 SOUTH, RANGE 2 WEST OF THE SALT LAKE BASE AND MERIDIAN.

BEGINNING AT A POINT ON THE NORTH BOUNDARY LINE OF THE CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC RECORDED AS ENTRY NO. 10518918 IN BOOK 9642 AT PAGE 2702 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER BEING A POINT ON THE WEST LINE OF THE U.P.&L. 160' WIDE EASEMENT RECORDED AS ENTRY NO. 3683416 IN BOOK 5382 AT PAGE 909 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER LOCATED SOUTH 89°59'28" WEST (STATE PLANE UTAH CENTRAL GRID BEARING) 1667.88 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND SOUTH 00°20'05" WEST 1077.53 FEET FROM THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER; RUNNING THENCE SOUTH 00°20'05" WEST 148.76 FEET (148 FEET BY RECORD) PARALLEL TO AND ALONG WEST LINE OF SAID U.P.&L. EASEMENT TO THE SOUTH BOUNDARY LINE OF SAID CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC PROPERTY; THENCE NORTH 89°55'59” WEST 74.97 FEET ALONG SAID SOUTH BOUNDARY LINE TO THE SOUTHWEST CORNER OF SAID PROPERTY; THENCE NORTH 00°28'02" WEST 148.75 FEET (WEST 148 FEET BY RECORD) TO THE NORTHWEST CORNER OF SAID PROPERTY; THENCE SOUTH 89°56'32" EAST 77.05 FEET ALONG SAID NORTH BOUNDARY LINE TO THE POINT OF BEGINNING.

SIDWELL NO. part of: 20-26-400-008

PARCEL 4:

A PART OF THE SOUTHEAST QUARTER OF SECTION 26, TOWNSHIP 2 SOUTH, RANGE 2 WEST OF THE SALT LAKE BASE AND MERIDIAN.

BEGINNING AT A POINT ON THE NORTH BOUNDARY LINE OF THE CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC RECORDED AS ENTRY NO. 10518918 IN BOOK 9642 AT PAGE 2702 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER BEING A POINT ON THE WEST LINE OF THE U.P.&L. 160' WIDE EASEMENT RECORDED AS ENTRY NO. 3683416 IN BOOK 5382 AT PAGE 909 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER LOCATED SOUTH 89°59'28" WEST (STATE PLANE UTAH CENTRAL GRID BEARING) 1667.88 FEET ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND SOUTH 00°20'05'' WEST 1226.30 FEET FROM THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER; RUNNING THENCE SOUTH 00°20'05" WEST 100.52 FEET (100 FEET BY RECORD) PARALLEL TO AND ALONG WEST LINE OF SAID U.P .&L. EASEMENT TO THE SOUTH BOUNDARY LINE OF SAID CENTENNIAL LAND LLC & GREENBRIAR LAND LLC, & CAPB PROPERTIES LLC PROPERTY; THENCE NORTH 89°55'34" WEST 73.56 FEET ALONG SAID SOUTH BOUNDARY LINE TO THE SOUTHWEST CORNER OF SAID PROPERTY; THENCE NORTH 00°28'02" WEST 100.51 FEET (WEST 100 FEET BY RECORD) TO THE NORTHWEST CORNER OF SAID PROPERTY; THENCE SOUTH 89°55'59” EAST 74.97 FEET ALONG SAID NORTH BOUNDARY LINE TO THE POINT OF BEGINNING.

SIDWELL NO. part of: 20-26-400-009

Lassen Substation (Steger Parcel)
Internal Parcel No: CASI-0109
County and State: Siskiyou County, State of California
County Assessor number: APN: 036-220-280
Legal Description:
PARCEL 1:
Being a fractional portion of the Northwest quarter of the Northwest quarter of Section 21, Township 40 North, Range 4 West, M.D.B.& M., and being more particularly described as follows: Beginning at an iron pipe on the North line of said Section 21 from which the Section corner common to Sections 16, 17, 20 & 21, Township 40 North, Range 4 West, M.D.B. & M., bears North 89 deg. 57' West 1187.10 feet; thence South 217.80 feet; thence East 55.25 feet, the TRUE POINT OF BEGINNING; thence continuing East 35.00 feet; thence South 8 deg. 29' 30" East 63.0 feet; thence West 30.0 feet; thence North 12 deg. 55' 40" West 63.93 feet to the TRUE POINT OF BEGINNING.

PARCEL 2:

All that portion of the Northwest quarter of the Northwest quarter of Section 21, Township 40 North, Range 4 West, M.D.M., as delineated on that certain map filed February 19, 1958 in Record of Survey Book 2, page 37, Siskiyou County Recorder's Office, and being more particularly described as: Beginning at an iron pipe on the North line of said Section 21 from which the Section corner common to Sections 16, 17, 20 and 21, Township 40 North, Range 4 West, M.D.M., bears North 89 deg. 57' West 1187.10 feet; thence South 89 deg. 57' East 132.00 feet along the North line of Section 21; thence South 610.00 feet to the Northerly boundary of the County Road; thence North 48 deg. 06' West 33.59 feet along the Northerly boundary of said road; thence North 258.07 feet; thence North 8 deg. 29' 30" West 113.44 feet; thence West 90.25 feet; thence North 217.80 feet to the POINT OF BEGINNING.

PARCEL 3:
All that portion of the Northeast quarter of the Northwest quarter of Section 21, Township 40 North, Range 4 West, M.D.M. described as follows:
Commencing at the North quarter section corner of Section 21, Township 40 North, Range 4 West, M.D.M.; thence along the North boundary of this section North 89 deg. 35' 22" West, 1237.13 feet' to the POINT OF BEGINNING of this parcel; thence continuing North 89 deg. 35' 22" West, 80.00 feet; thence South 0 deg. 12' SO" West, 280.00 feet; thence South 89 deg. 35' 22" East, 80 feet; thence North 0 deg. 12' SO" East, 280.00 feet to the POINT OF BEGINNING.

Fruit Growers Supply
Internal Parcel No: WASK-0086
County and State: Skamania County, State of Washington
County Assessor numbers:
Township 7 North Range 5 East of the Willamette Meridian.

Section 1     (671 acres, parcel tax id #’s 07050100010000, 07050100020000, 07050100030000, 07050100040000, 07050100050000, 07050100060000, 07050100070000, 07050100080000, 07050100090000, 07050100100000, 07050100110000, 07050100120000, 07050100130000, 07050100140000, 07050100150000, 07050100160000, 07050100170000, 07050100180000, 07050100190000, 07050100200000, 07050100210000, 07050100220000, 07050100230000, 07050100240000, 07050100250000, 07050100260000, 07050100270000, 07050100280000, 07050100290000, 07050100300000, 07050100310000, and 07050100320000)
Section 9     (NE14, SE1/4, East ½ of NW1/4, and East ½ of SW ¼) (480 acres, parcel tax id # 07050000100100)
Section 10     (NW ¼) (160 acres, parcel tax id # 07050000100000)
Section 12     (SE ¼) (160 acres, parcel tax id # 07050000140100)
Section 13     (640 acres, parcel tax id # 07050000140000

Legal Description:
TRACT 1
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 88°49'14" West, along the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence North 00°56'39" East, parallel with the East line of the West half of Section 1, for a distance of 781.13 feet to the centerline of an existing road; thence following said centerline Southwesterly, along the arc of a 2800 foot radius curve to the right (the radial bearing of which is North 24°50'38" West and the chord of which bears South 66°04'41" West, 90.11 feet) through a 'central angle of 01°50'38", for an arc distance of 90.11 feet; thence along the arc of a 1040 foot radius curve to the left, through a central angle of 15°00'00", for an arc distance of 272.27 feet to a road intersection; thence North 38°00'00" West, along the centerline of another existing road, 25.00 feet; thence along the arc of a 150 foot radius curve to the left, through a central angle of 35°00'00", for an arc distance of 91.63 feet; thence South 89°20'31" West 912.38 feet to the West line of Section 1; thence South 00°52'56" West, 640.00 feet to the Southwest corner of Section 1; thence South 88°49'14" East, 1315.61 feet to the True Point of Beginning.

TRACT 2
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 88°49'14" West, along the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet; thence North 00°56'39" East, parallel with the East line of the West half of Section 1, for a distance of 781.13 feet to the centerline of an existing road and the True Point of Beginning; thence following said centerline Southwesterly, along the arc of a 2800 foot radius curve to the right (the radial bearing of which is North 24°50'38" West and the chord of which bears South 66°04'41" West, 90.11 feet)

through a central angle of 01°50'38", for an arc distance of 90.11 feet; thence along the arc of a 1040 foot radius curve to the left, through a central angle of 15°00'00", for an arc distance of 272.27 feet to a road intersection; thence North 38°00'00" West, along the centerline of another existing road, 25.00 feet; thence along the arc of a 150 foot radius curve to the left, through a central angle of 35°00'00", for an arc distance of 91.63 feet; thence South 89°20'31" West, 912.38 feet to the West line of Section 1; thence North 00°52'56" East, along said West line 690.01 feet; thence South 88°49'14" East, parallel with the South line of said Southwest quarter, for a distance of 1317.05 feet; thence South 00°56'39" West, parallel with the East line of the West half of Section 1, for a distance of 548.87 feet to the True Point of Beginning.

TRACT 3
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence West, along the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet; thence North, parallel with the East line of the West half of Section 1, for a distance of 1330.00 feet to the True Point of Beginning; thence continuing North, parallel with the East line of the West half of Section 1, for a distance of 665.00 feet; thence West, parallel with the South line of said Southwest quarter, 1316 feet, more or less, to the West line of Section 1; thence South, along said West line, 665 feet, more or less, to a point that bears West from the True Point of Beginning; thence East, parallel with the South line of said Southwest quarter, 1316 feet, more or less, to the True Point of Beginning.

TRACT 4
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence West, along the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet; thence North, parallel with the East line of the West half of Section 1, for a distance of 1995.00 feet to the True Point of Beginning; thence continuing North, parallel with the East line of the West half of Section 1, for a distance of 665.00 feet; thence West, parallel with the South line of said Southwest quarter, 1316 feet, more or less, to the West line of Section 1; thence South, along said West line, 665 feet, more or less, to a point that bears West from the True Point of Beginning; thence East, parallel with the South line of said Southwest quarter, 1316 feet, more or less, to the True Point of Beginning.

TRACT 5
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 00°56'39" East, along with the East line of the West half of Section 1, for a distance of 1995.00 feet to the True Point of Beginning; thence North 88°49'14" West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet; thence North 00°56'39" East, parallel with the East line of the West half of Section 1, for a distance of 665.00 feet; thence South 88°49'14" East, parallel with the South line of said Southwest quarter, 1320.00 feet to the East line of the West half of Section 1; thence South 00°56'39" West, 665.00 feet to the True Point of Beginning.

TRACT 6
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 00°56'39" East, along the East line of the West half of Section 1, for a distance of 665.00 feet; thence North 88°49'14" West, parallel with the South line of said Southwest quarter, 490.00 feet to the True Point of Beginning; thence North 16°00'00" East, 90.00 feet; thence North 36°00'00" West, 150.00 feet; thence North 20°00'00" West, 130.00 feet; thence North 06°26'04" West, 204.38 feet to the centerline of an existing road; thence North 11°45'51" West, 820.53 feet; thence North 88°49'14" West, parallel with the South line of said Southwest quarter, 510.00 feet; thence South 00°56'39" West, parallel with the East line of the West half of the Section 1, for a distance of 1330.00 feet; thence South 88°49'14" East, 830.00 feet to the True Point of Beginning.

TRACT 7
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 00°56'39" East, along the East line of the West half of Section 1, for a distance of 665.00 feet to the True Point of Beginning; thence North 88°49'14" West, parallel with the South line of said Southwest quarter, 490.00 feet; thence North 16°00'00" East, 90.00 feet; thence North 36°00'00" West, 150.00 feet; thence North 20°00'00" West, 130.00 feet; thence North 06°26'04" West, 204.38 feet to the centerline of an existing road; thence North 11°45'51" West, 820.53 feet; thence South 88°49'14" East, parallel with the South line of said Southwest quarter, 810.00 feet to the East line of the West half of Section 1; thence South 00°56'39" West, 1330.00 feet to the True Point of Beginning.

TRACT 8
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North 88°49'14" West, along the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet; thence North 00°56'39" East, parallel with the East line of the West half of Section 1, for a distance of 665.00 feet; thence South 88°49'14" East, parallel with the South line of said Southwest quarter, 1320.00 feet to the East line of the West half of Section 1; thence South 00°56'39" West, 665.00 feet to the Point of Beginning.

TRACT 9
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet to the True Point of Beginning; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence West, parallel with the South line of said Southeast quarter, 660.00 feet to the West line of the East half of Section 1; thence South, 1330.00 feet to the True Point of Beginning.

TRACT 10
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet; thence South, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet to the South line of said Southeast quarter; thence West, along the South line of said Southeast quarter, 660.00 feet to the Point of Beginning.

TRACT 11
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet to the South line of said Southeast quarter; thence East, along the South line of said Southeast quarter, 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence West, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning.

TRACT 12
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence North, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of said Southeast quarter, 660.00 feet; thence South, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence West, parallel with the South line of the Southeast quarter of Section 1, 660 feet to the True Point of Beginning.

TRACT 13
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence North, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of said Southeast quarter, 660.00 feet; thence South, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence West, parallel with the South line of the Southeast quarter of Section 1, 660.00 feet to the True Point of Beginning.

TRACT 14
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the

Southeast quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 660.00 feet; thence East, parallel with the South line of said Southeast quarter, 1320 feet, more or less, to the East line of Section 1; thence North, along said East line, 660 feet, more or less, to a point that bears East from the True Point of Beginning; thence West, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1320 feet, more or less, to the True Point of Beginning.

TRACT 15
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1320.00 feet; thence South, parallel with the West line of the East half of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence East, parallel with the South line of said Southeast quarter, 1320 feet, more or less, to the East line of Section 1; thence South, along said East line, 660 feet, more or less, to the Southeast corner of Section 1; thence West, along the South line of the Southeast quarter of Section 1, for a distance of 1320 feet, more or less, to a point that bears South from the True Point of Beginning; thence North, parallel with the West line of the East half of Section 1, for a distance of 660 feet, more or less, to the True Point of Beginning.

TRACT 16
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1980.00 feet to the True Point of Beginning; thence North, parallel with the West line of the East half of Section 1, for a distance of 1330.00 feet; thence East, parallel with the South line of said Southeast quarter, 660 feet, more or less, to the East line of Section 1; thence South, along the East line of Section 1, for a distance of 1330 feet, more or less, to a point that bears East from the True Point of Beginning; thence West, parallel with the South line of the Southeast quarter of Section 1, 660 feet, more or less to the True Point of Beginning.

TRACT 17
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1980.00 feet to the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southeast quarter, 660 feet, more or less, to the East line of Section 1; thence North, along said East line, 1540 feet, more or less, to a point that bears East from the True Point of Beginning; thence West, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660 feet, more or less, to the True Point of Beginning.

TRACT 18
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southeast quarter, 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence West, parallel with the South line of the Southeast quarter of Section 1, 660.00 feet to the True Point of Beginning.

TRACT 19
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southeast quarter, 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence West, parallel with the South line of the Southeast quarter of Section 1, 660.00 feet to the True Point of Beginning.

TRACT 20

A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet to the True Point of Beginning; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet; thence South, parallel with the West line of the East half of Section 1, for a distance of 1540.00 feet; thence West, parallel with the South line of said Southeast quarter, 660.00 feet to the West line of the East half of Section 1; thence North, 1540.00 feet to the True Point of Beginning.

TRACT 21
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet to the True Point of Beginning; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 660.00 feet; thence South, parallel with the East line of the West half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southwest quarter, 660.00 feet to the East line of the West half of Section 1; thence North, 1540.00 feet to the True Point of Beginning.

TRACT 22
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence continuing West, 660.00 feet; thence South, parallel with the East line of the West half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southwest quarter, 660.00 feet; thence North, 1540.00 feet to the True Point of Beginning.

TRACT 23
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence continuing West, 660.00 feet; thence South, parallel with the East line of the West half of Section 1, for a distance of 1540.00 feet; thence East, parallel with the South line of said Southwest quarter, 660.00 feet; thence North, 1540.00 feet to the True Point of Beginning.

TRACT 24
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for and a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 1980.00 feet to the True Point of Beginning; thence South, parallel with the East line of the West half of Section 1, for a distance of 1540.00 feet; thence West, parallel with the South line of said Southwest quarter, 660 feet, more or less, to the West line of Section 1; thence North, along said West line, 1540 feet, more or less, to a point that bears West from the True Point of Beginning; thence East, parallel with the South line of the Southwest quarter of Section 1, for a distance of 600 feet, more or less, to the True Point of Beginning.

TRACT 25
A portion of the West half of Section 1. Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 1980.00 feet to the True Point of Beginning; thence North, parallel with the East line of the West half of Section 1, for a distance of 1370 feet, more or less, to the North line of Section 1; thence West, 660 feet, more or less, to the Northwest corner of Section 1; thence South, along the West line of Section 1, for a distance of 1360 feet, more or less, to a point that bears West from the True Point of Beginning; thence East, parallel with the South line of the Southwest quarter of Section 1, for a distance of 660 feet, more or less, to the True Point of Beginning.

TRACT 26
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence continuing West, 660.00 feet; thence North, parallel with the East line of the West half of Section 1, for a distance of 1370 feet, more or less, to the

North line of Section 1; thence East, along the North line of Section 1, for a distance of 660 feet, more or less, to a point that bears North from the True Point of Beginning; thence South, parallel with the East line of the West half of Section 1, for a distance of 1380 feet, more or less, to the True Point of Beginning.

TRACT 27
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence continuing West, 660.00 feet; thence North, parallel with the East line of the West half of Section 1, for a distance of 1380 feet, more or less, to the North line of Section 1; thence East, along the North line of Section 1, for a distance of 660 feet, more or less, to a point that bears North from the True Point of Beginning; thence South, parallel with the East line of the West half of Section 1, for a distance of 1390 feet, more or less, to the True Point of Beginning.

TRACT 28
A portion of the West half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the East line of the West half of Section 1, for a distance of 4200.00 feet to the True Point of Beginning; thence West, parallel with the South line of the Southwest quarter of Section 1, for a distance of 660.00 feet; thence North, parallel with the East line of the West half of Section 1, for a distance of 1390 feet, more or less, to the North line of Section 1; thence East, along the North line of Section 1, for a distance of 660 feet, more or less, to the North quarter corner of Section 1; thence South, 1400 feet, more or less, to the True Point of Beginning.

TRACT 29
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet to the True Point of Beginning; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1400 feet, more or less, to the North line of Section 1; thence West, 660 feet, more or less, to the North quarter corner of Section 1; thence South, 1400 feet, more or less, to the True Point of Beginning.

TRACT 30
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660.00 feet to the True Point of Beginning; thence continuing East, 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1405 feet, more or less, to the North line of Section 1; thence West, along said North line, 660 feet, more or less, to a point that bears North from the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1400 feet, more or less, to the True Point of Beginning.

TRACT 31
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1320.00 feet to the True Point of Beginning; thence continuing East, 660.00 feet; thence North, parallel with the West line of the East half of Section 1, for a distance of 1410 feet, more or less, to the North line of Section 1; thence West, along said North line, 660 feet, more or less, to a point that bears North from the True Point of Beginning; thence South, parallel with the West line of the East half of Section 1, for a distance of 1405 feet, more or less, to the True Point of Beginning.

TRACT 32
A portion of the East half of Section 1, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington, described as follows: BEGINNING at the quarter corner between Sections 1 and 12; thence North, along with the West line of the East half of Section 1, for a distance of 4200.00 feet; thence East, parallel with the South line of the Southeast quarter of Section 1, for a distance of 1980.00 feet to the True Point of Beginning; thence North, parallel with the

West line of the East half of Section 1, for a distance of 1410 feet, more or less, to the North line of Section 1; thence East, 660 feet, more or less, to the Northeast corner of Section 1; thence South, along the East line of Section 1, for a distance of 1415 feet, more or less, to a point that bears East from the True Point of Beginning; thence West, parallel with the South line of the Southeast quarter of Section 1, for a distance of 660 feet, more or less, to the True Point of Beginning.

TRACT 41
Section 9, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington.

EXCEPT the West 1335 feet thereof. TOGETHER WITH easement for access conveyed by Easement recorded under Skamania County Auditor's File No. Book 61, page 155.

TRACT 42
The Northwest quarter of Section 10, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington.

TOGETHER WITH easement for access conveyed by Easements recorded under Skamania County Auditor's File Nos. Book 61, page 155 and Book 70, page 653.

TRACT 44
The Southeast quarter of Section 12, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington.

TOGETHER WITH easement for access conveyed by Easement recorded under Skamania County Auditor's File No. Book 61, page 155.

TRACT 45
Section 13, Township 7 North, Range 5 East of the Willamette Meridian, Skamania County, Washington.

TOGETHER WITH easement for access conveyed by Easement recorded under
Skamania County Auditor's File No. Book 61, page 155.

Enterprise Service Center
Internal Parcel No: ORWA-0011
County and State: Wallowa County, State of Oregon
County Assessor numbers: 01S4435DC8100
Legal Description:
Lot 1 and the West 15 feet of Lot 2, Block 3, GARDNER’S ADDITION to the Town of Enterprise, Wallowa County, Oregon, as shown by the Plat thereof on file and of record in the Office of the County Clerk of said County and State in Book C of Deeds, Page 308.

Gibbs land exchange
Internal Parcel No: UTCA-0332
County and State: Cache County, State of Utah
County Assessor numbers: a portion of 14-030-0033
Legal Description:
A parcel of land, situate in the Southeast Quarter of Section 23 and the Northeast Quarter of Section 26, Township 14 North, Range 1 West, Salt Lake Base and Meridian, Cache County, Utah, described as follows, to wit:
Beginning at a point 2376.94 feet S.00°25’34”E along the Quarter Section line from the Center Quarter Corner of Section 23, said point also being at the toe of slope; thence S.00°25’34”E 235.30 feet along said Quarter Section line to the North Quarter Corner of Section 26; thence S.00°44’08”E 680.41 feet along the Quarter Section line to the Northerly bank of the Bear River; thence along said Northerly bank N.48°56’44”E 186.24 feet; thence N.00°44’08”W 556.86 feet to a point on the North line of said Section 26; thence N.00°25’43”W 216.63 feet to a point on a five (5) strand barb wire fence; thence N.45°31’35”W112.96 feet along said fence to the toe of slope; thence along said toe of slope the following four (4) courses: 1) S.65°52’38”W 4.58 feet; 2) S.04°40’19”E 39.81 feet; 3) S.48°49’37”W 14.80 feet; 4) S80°52’30”W 50.11 feet to the point of beginning.
Contains 123,397 square feet or 2.833 acres, more or less.

Whetstone Substation
Internal Parcel No: ORJA-0107
County and State: Jackson County, State of Oregon
County Assessor numbers: Map No. 362W23, Tax Lot 103, Account No. 1-079608-2, Code 6-04
Legal Description:
Parcel No.1 of Partition Plat No. P-09-2009 of the Records of Jackson County, Oregon; Filed March 2,2009 as Survey No. 20333.

For Informational purposes only, the following is included:
(Map No. 362W23, Tax Lot 103, Account No. 1-079608-2, Code 6-04)

Sunnyside Substation Expansion
Internal Parcel No: WAYA-0099
County and State: Yakima County, State of Washington
County Assessor numbers: 22102522447
Legal Description:
Lot 29, RESIDENCE SUBDIVISION of the City of Sunnyside, Washington, according to the official Plat thereof recorded in Volume D of Plats, page 39, records of Yakima County, Washington, EXCEPT the north 6 feet thereof; AND, that portion of the vacated alley abutting thereupon; Together with the water rights and appurtenances thereunto belonging;

Black Cap Solar
Internal Parcel No: ORLK-0011
County and State: Lake County, State of Oregon
County Assessor numbers: 14233, 14310, 14313, 14315, 14317, 14319, 14322, 14324, 14328, 14330, 14331, 14334, 14339, 14341, 14342, 14346, 14348, 14351 and 14354.
Legal Description:
All of Block 54 of Oregon Valley Land Company's Third Addition to the Town of Lakeview, Oregon together with that portion of vacated alley that attached thereto by Ordinance recorded March 1, 2012 in Book 2012 at Pages 000265, 000266, 000268 and 000269, Lake County Records, Oregon.

All of Block 55 of Oregon Valley Land Company's Second Addition to the Town of Lakeview, Oregon. together with that portion of vacated alley that attached thereto by Ordinance recorded March 1,2012 in Book 2012 at Pages 000253,000265 and 000268, Lake County Records, Oregon.

All of Block 74 of Oregon Valley Land Company's Second Addition to the Town of Lakeview, Oregon, together with that portion of vacated alley that attached thereto by Ordinance recorded March 1, 2012 in Book 2012 at Pages 000256, 000264, 000265 and 000268, Lake County Records, Oregon.

All of Block 75 of Oregon Valley Land Company's Third Addition to the Town of Lakeview, Oregon, together with that portion of vacated alley that attached thereto by Ordinance recorded March 1,2012 in Book 2012 at Pages 000255,000264,000265,000268 and 000269, Lake County Records, Oregon.

Baldwin Road Substation
Internal Parcel No: ORCR-0020
County and State: Crook County, State of Oregon
County Assessor number: Parcel 2 of Plat No. 2013-05
Legal Description:
Parcel 2 of Plat No. 2013-05, records of Crook County; being also described as follows:

A Parcel of land located in Parcel 1 of Partition Plat No. 2011-08, Records of Crook County, Oregon, located in the Northeast one-quarter (NE1/4) of Section 12, Township 15 South, Range 15 East, W.M., City of Prineville, Crook County, Oregon, more particularly described as follows: Beginning at the Southwest corner of said Parcel 1, thence South 89°17’14” East along the South line of said Parcel 1 a distance of 625.00 feet; thence North 00°42’46” East a distance of 350.00 feet; thence North 89°17’14” West a distance of 628.89 feet to the West line of said Parcel 1; thence South 00°29’58” West along said West line a distance of 205.79 feet; thence along said West line around a
715.00 feet radius curve to the right a distance of 60.57 feet, long chord bears South 01°57’21” East, 60.55 feet; thence South 00°29’58” West along said West line a distance of 83.62 feet to the Point of Beginning, containing 5.04 acres, more or less.

IN WITNESS WHEREOF, PACIFICORP has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by an Authorized Executive Officer of the Company, and its corporate seal to be attested to by its Assistant Secretary for and in its behalf, and The Bank of New York Mellon Trust Company, N.A. has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents, and its corporate seal to be attested to by one of its Vice Presidents, all as of the day and year first above written.

[SEAL]		PACIFICORP
By
/s/ Bruce N. Williams
Bruce N. Williams Vice President and Treasurer
Attest:
/s/ Jeffery Erb
Jeffery Erb Assistant Secretary
[SEAL]			THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee
By
/s/ R. Tarnas
R. Tarnas Vice President
Attest:
/s/ Lawrence Dillard
Lawrence Dillard Vice President

STATE OF OREGON	)
)
COUNTY OF MULTNOMAH	) SS.:

On this ____ day of June, 2013, before me, _________________________________, a Notary Public in and for the State of Oregon, personally appeared Bruce N. Williams and Jeffery Erb, known to me to be Vice President and Treasurer and Assistant Secretary, respectively, of PACIFICORP, an Oregon corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary, and in all respects duly and properly authorized act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

[SEAL]

Notary Public, State of Oregon

STATE OF ILLINOIS	)
)
COUNTY OF COOK	) SS.:

On this ____ day of June, 2013, before me, ____________________________, a Notary Public in and for the State of Illinois, personally appeared R. Tarnas and Lawrence Dillard, known to me to be a Vice President and a Vice President, respectively, of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary, and in all respects duly and properly authorized act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

[SEAL]

Notary Public, State of Illinois